CAMBRIDGE ENERGY CORPORATION


                  QUALIFIED EQUITY INCENTIVE STOCK OPTION PLAN


1.       Purpose of the Plan

         This CAMBRIDGE ENERGY CORPORATION Qualified Equity Incentive Stock Plan ("Plan") is intended to afford an incentive to key managerial employees of CAMBRIDGE ENERGY CORPORATION (the "Company") to acquire a proprietary interest in the Company and to enable the Company to attract and retain such key employees. For purposes of this Plan, the Company's "parent" or "subsidiaries", if any, shall include any corporation which is a "parent corporation" or a "subsidiary corporation" within the meaning of Sections 425 (a) and (f) of the Internal Revenue Code of 1986, as hereafter amended (the "Code").

2.       The Stock

           Except as provided in Sections 6 and 7, the number of shares of stock which may be optioned and sold under the Plan is 4,000,000 shares of Common Stock, $.000l par value, of the Company ("Shares"). If options granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject hereto shall again be available for the granting of options under this Plan. Shares which are the subject of options to purchase may be made available from authorized and unissued stock or from treasury stock.

3.       Eligibility

           An option shall be granted only to a person who at the time of the grant is a key managerial employee of the Company or its parent or a subsidiary of the Company. The term "key managerial employee" shall mean an employee (including officers), who has responsibility for the management of the Company or its parent or subsidiaries. The committee designated pursuant to Section 8 ("Committee") shall determine from time to time the key managerial employees to whom options shall be granted and the number of Shares subject to each option. Notwithstanding the foregoing, options for not more than _________ shares may be issued under the Plan to a Chairman, President or Executive Vice President of the Company or its parent or subsidiaries, options for not more than _________ shares may be issued under the Plan to any Senior Vice President of the Company or its parent or subsidiaries, options for not more than _________ shares may be issued under the Plan for any Vice President of the Company or its parent or subsidiaries, and options for not more than _________ shares may be issued under the Plan for any other employee of the Company or its parent or subsidiaries.

4.       Option Term

         (a) Except as otherwise provided herein, the Option Price shall be fixed by the Committee at the time of the grant of such option and shall not be less than 100% of the fair market value of the stock at the time the option is granted. The Committee shall, in good faith, determine the fair market value of the stock (without regard to any restrictions other than a restriction which, by its terms, will never lapse) based upon a reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Code, or regulations or rulings promulgated thereunder. In no event shall the Option Price be less than the par value of the Shares. The Committee will use its best efforts to determine the fair market value of the Shares subject to the option, but neither the Committee nor the Company will be responsible for the payment of any tax imposed upon the participants, nor will they reimburse participants for their payment of any tax so imposed. Neither the Company, the Committee nor any member thereof makes or shall make any representation or warranty to any participant regarding the Federal or State income tax consequences or effects of participation in the Plan.

           (b) Subject to the provisions and limitations of this Plan, and subject to applicable securities, tax and other laws and regulations, options may be granted at such time or times and pursuant to such terms and conditions as may be determined by the Committee during the period this Plan is in effect.

           (c) Each Option shall provide that it may be exercised in not less than such number of equal installments which may be cumulative between three and six in number as shall be set forth in the Stock Option Agreement for such Option, commencing from the date set forth in the Stock Option Agreement for such Option; provided, however, that no option shall be exercised in full or in part after the expiration of ten (10) years from the date such option is granted. However, if the option is granted to an individual who at the time the option is granted owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary, such option shall not be exercisable in full or in part after the expiration of five (5) years from the date such option is granted. Except as otherwise specifically provided in the Stock Option Agreement between the Company and the employee, options which have been granted to an employee will continue to be exercisable only so long as the optionee remains an employee of the Company or its parent or a subsidiary of the Company. Notwithstanding anything to the contrary contained in this Section 4, the Committee may, in its sole discretion, accelerate the option exercise period, based upon its evaluation of an optionee's individual performance, as limited by subparagraph
(d) hereof.

           (d) Shares to be purchased upon the exercise of any option shall be paid for, in full, in cash or by certified check payable to the order of the Company (or in certificates of stock issued by the Company, which stock shall be assigned a fair value by the Committee in its discretion) and delivered to the Company at the time of such exercise.

           (e) Each Option granted under the Plan shall be evidenced by a Stock Option Agreement between the Company and the employee. The Committee shall initially make all decisions as to the form of Stock Option Agreement to be entered into with each optionee. All forms of Stock Option Agreement shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be set forth in full or incorporated by reference in each Stock Option Agreement.

           (f) Except as otherwise specifically provided in the Stock Option Agreement between the Company and the employee, in the event an optionee retires or otherwise ceases to be employed by the Company or its parent or any subsidiary of the Company for any reason, including leaves of absences (other than a termination by death, permanent and total disability within the meaning of Section 22 (a) (3) of the Code, or for cause), such employee shall have the right to exercise any options which became exercisable prior to retirement or cessation of employment but only within a period of three (3) months from the date of cessation of employment (but in any event not later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. If the optionee dies during such three-month period, the executors, administrators, legatees or distributees of the optionee's estate shall have the right to exercise such options during the remainder of such period. In no event and under no circumstances may an option be exercised by an employee (or his personal representative) after termination of the optionee's employment for cause. Notwithstanding the foregoing provisions of this Section 4
(f), the Stock Option Agreement between the Company and the employee may provide that upon the cessation of the employment of such employee, such employee shall have the right to exercise any options granted to the employee but only within a period of three (3) months from the date of cessation of employment (but in any event not later then the termination date of the option).

         (g) In the case of an employee who becomes permanently disabled within the meaning of Section 22 (a) (3) of the Code while in the employ of the Company, or its parent or any subsidiary of the Company, any option which was exercisable on the date when such employee became disabled may be exercised within one (1) year after such employee ceases employment (but in no event later than the termination date of the option) after which time any unexercised portion of all outstanding options shall expire.

         (h) In the event of the death of an optionee while in the employ of the Company, its parent or any subsidiary of the Company, the executors, administrators, legatees or distributees of the estate of the optionee shall have the right to exercise any options which became exercisable prior to the optionee's death but only within a period of three (3) months from the date of the optionee's death (but in no event later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. In the event an option is exercised by the executors, administrators, legatees or distributee of the estate of the optionee, under Subsection (f) or (h) of this Section 4, the Company shall be under no obligation to issue Shares hereunder unless and until the Company is satisfied that the person (or persons) exercising the option is the duly appointed legal representative of the optionee's estate or the proper legatee or distributes thereof.

5.       Non-Transferability

         No option granted hereunder shall be transferable by the optionee other than by Will or by the laws of descent and distribution, and options shall be exercisable, during the optionee's lifetime, only by such optionee provided, however, that in the event an optionee shall be subject to a legal disability, his legal representative may exercise an option on his behalf.

6.       Stock Dividends or Recapitalization

         In the event of a stock dividend paid in shares of the class of stock subject to any option outstanding hereunder, or recapitalization, reclassification, splitup or combination of shares with respect to said class of stock, the Committee shall make appropriate adjustments to the Option Price under such option and to the kind and number of shares as to which such option is then exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and in any case an appropriate adjustment shall also be made in the total number and kind of event, and in any case an appropriate adjustment shall also be made in the total number and kind of shares of stock reserved for the future granting of options under this Plan. Any such adjustment made by the Committee pursuant to this Plan shall be binding upon the holders of all unexpired options outstanding hereunder.

7.       Merger, Consolidation Reorganization, Liquidation, Etc.

         If the Company shall become a party to any corporate reorganization, merger, liquidation, spinoff, or agreement for the sale of substantially all of its assets and property, the Committee shall make appropriate arrangements, which shall be binding upon the holders of unexpired options rights, for the substitution of new options for any unexpired options then outstanding under this Plan, or for the assumption of any such unexpired options, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event.

8.       Administration of Plan

         (a) This Plan shall be administered by the Executive Compensation Committee (the "Committee") appointed by the Board of Directors. The Committee shall consist of a minimum of 2 and a maximum of 3 members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers and key employees of the Company or any parent or subsidiary of the Company eligible to receive options under this Plan; which officers and key employees shall in fact be granted an option or options; whether the option shall be an incentive stock option or a nonqualified stock option; the number of Shares to be subject to each of the options; the time or times at which the options shall be granted; and, subject to Section 4 hereof, the price at which each of the options is exercisable, the rate of option exercisability; and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of authority or discretion granted in connection with this Plan to the Committee or the Board of Direction, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Subsection B(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

9.       Effective Date

         This Plan shall become effective upon adoption by the Board of Directors, subject to the approval by holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the Annual Meeting of Shareholders. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options granted under the Plan shall be null and void and of no force and effect.

10.      Modification,  Amendment, Suspension and Termination

         Unless sooner terminated, this Plan shall expire ten (10) years from the date the Plan is adopted by the Board of Directors, or from the date of shareholder approval, whichever is earlier. The Plan may be altered, suspended, discontinued or terminated by the Board of Directors at any time, but no action of the Board of Directors, unless approved by the shareholders, may increase the maximum number of shares to be offered for sale or issued under the Plan (except as permitted under Sections 6 and 7 above), change the manner of determining the minimum option price or the price of outstanding options or terms of payments, extend the term of the Plan or the period during which options may be granted or exercised, or change the description of the class of persons eligible to receive options under the Plan. Nothing contained herein shall be construed to permit a termination, modification or amendment adversely affecting the rights of any optionee under an existing option theretofore granted without the consent of such optionee.

11.      General

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or its parent or subsidiary or any other corporation affiliated with the Company, or interfere in any way with the rights of the Company or its parent or subsidiary or any corporation affiliated with the Company to terminate his or her employment.

         (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by the employee.

         (c) The provisions of this Plan shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

         (d) Wherever used herein, the singular shall be deemed to refer to and include the plural and vice versa, where appropriate. Wherever used herein, the masculine shall be deemed to refer to and include the feminine and the neuter, and vice versa, where appropriate.

         (e) Nothing contained in this Plan or in any option agreement issued hereunder shall impose any liability or responsibility on the Company, the Board of Directors, the Committee or any member of either of the foregoing to pay, or reimburse any participant for the payment of any tax arising out of, or on account of the issuance of an option or options hereunder to any participant, a participant's exercise of any option issued under this Plan or a participant's sale, transfer or other disposition of any Shares acquired pursuant to the exercise of an option issued hereunder. Any person receiving an option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the participant will be solely responsible for all taxes to which he or she may be or become subject as a consequence of such participation.

         (f) As a condition to the exercise of any Option, the Company may require that an employee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise.